Exhibit 10.3

UNIVERSITY OF MINNESOTA

EXCLUSIVE PATENT LICENSE AGREEMENT

THIS EXCLUSIVE PATENT LICENSE AGREEMENT (this “Agreement”) is made by and between Regents of the University of Minnesota, a constitutional corporation under the laws of the state of Minnesota, having a place of business at 1000 Westgate Drive, Suite 160, St. Paul, Minnesota 55114 (the “University”), and the Licensee identified below. The University and the Licensee agree that:

Key Details

1. Licensee: CIPAC Limited, an entity under the laws of Malta.

2. Field(s) of Use: Human therapeutics.

3. Territory: Any country or territory where a Valid Claim exists.

4. Effective Date: Date of last signature of this Agreement.

5. Licensed Technology: As of the Effective Date,

5.1 Licensed Patents(s) (§1.6): None.

5.2 Patent Applications (§1.10):

Application No.	Country	Filing Date	Title
[***]	[***]	[***]	[***]

5.3 Additional Intellectual Property: The Parties have entered into that certain Domestic Research Agreement, dated October 1, 2011 (the “Research Agreement”), pursuant to which the University and the Licensee’s predecessor-in-interest agreed on certain disclosure obligations concerning the conception or reduction to practice of University Project Inventions and Joint Project Inventions. (For purposes of this Agreement, the phrases “University Project Invention” and “Joint Project Invention” shall have the meanings ascribed to each of them in the Research Agreement). The Parties hereby acknowledge and agree that, upon the Licensee’s payment to the University, within [***] of the Effective Date, of an amount equal to [***], each University Project Invention and/or Joint Project Invention shall automatically form part of the Licensed Technology hereunder.

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6. Patent-Related Expenses: The Licensee shall pay and/or reimburse (whichever is applicable) the University for all Patent-Related Expenses reasonably incurred as invoiced before the Effective Date and during the Term as provided in section 6.3 of the Terms and Conditions. The total amount of Patent-Related Expenses incurred prior to the Effective Date is six hundred thirty-nine dollars ($639). Notwithstanding any provision of this Agreement to the contrary, the Licensee shall deliver to the University payment for all Patent-Related Expenses reasonably incurred by the University as invoiced before the Effective Date no later than [***]after the Effective Date.

7. Sublicense Rights: Yes

8. Federal Government Rights: No

9. Performance Milestones: Provided that the United States Food and Drug Administration (“FDA”) does not recommend or require unanticipated studies or prerequisites, including, without limitation, pre-clinical studies or detailed characterization of control material for clinical trial use, as part of the regulatory approval process for obtaining a Licensed Product to treat [***], Licensee shall perform the following milestones:

a. [***];

b. [***];

c. [***];

d. [***]

e. [***].

[***].

10. Commercialization and Financial Reports: On each [***]anniversary of the Effective Date, the Licensee shall deliver written commercialization reports to the University as provided in section 5.4 of the Terms and Conditions.

11. Payments: The Licensee shall make the following payments, each of which shall be non-refundable, to the University as provided in section 6.1 of the Terms and Conditions, unless a different commercially reasonable payment method, as mutually agreed by the Parties, is specified in the University’s invoice.

For the avoidance of doubt, the Licensee shall have no obligation under this Agreement to pay to the University any portion of monies paid to it by Sublicensees except as provided below in section 11.5.

For the further avoidance of doubt, the Licensee shall have no obligation under this Agreement to pay to the University any Payments, except payments arising under section 11.4 and 11.5, until such time as the Licensee has received from the University a valid invoice detailing the expense.

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11.1 Upfront Payment: One hundred forty-five thousand dollars ($145,000), payable no later than ten (10) Business Days after the Effective Date.

11.2 Annual Maintenance Fee: [***] payable on each anniversary of the Effective Date.

11.3 Document Fee: Ten thousand dollars ($10,000), payable no later than ten (10) Business Days after the Effective Date.

11.4 Running Royalties.

11.4.1 The Licensee shall pay the University a royalty of [***] of the [***] of Net Sales Price of Commercial Sales of Licensed Products and [***] of the Net Sales Price of Commercial Sales of Licensed Products in excess of [***] determined and payable as provided in section 6.4 of the Terms and Conditions, except as determined otherwise below in subsection 11.4.2 of the Key Details.

11.4.2 For the calendar year in which the First Commercial Offer occurred (“Year 1”) and each calendar year thereafter during the Term (each such period, a “Year”), if the total royalties paid by the Licensee to the University pursuant to clause 11.4.1 above for such Year does not meet the Minimum Royalty Payment for that Year, then the Licensee must pay to the University, within [***] after the conclusion of such Year, such additional amount to ensure that the total royalties paid by the Licensee to the University is at least equal to the Minimum Royalty Payment.

Year(s)	Minimum Royalty Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Within [***] after First Commercial Offer has occurred, the Licensee shall deliver to the University written notice of such event.

11.5 Sublicense Fees. Within [***] after the last day of each Calendar Quarter during the Term and the Post-Termination Period, the Licensee shall pay to the University [***] of all Sublicense Revenue earned by the Licensee during the Calendar Quarter.

11.6 Transfer Payment: [***] payable as provided in section 12.5 of the Terms and Conditions.

11.7 Administrative Handling Fee: [***] payable as provided in subsection 8.1.1 of the Terms and Conditions.

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11.8 Interest Rate: The lesser of [***] per annum or the maximum rate of interest permitted by law.

12. Licensee’s Address for Notice. Notices will be sent to the Licensee at:

CIPAC Limited

Attn: Board of Directors

Level 4, Suite 8A

Rosa Marina Buildings

Marina Seafront

Pieta’, Malta

Telephone No: [***]

Facsimile No: [***]

Email: [***]

With a copy to:                 Hendersons Solicitors

Attn: Ken Henderson

Unit 6, 3 Central Avenue,

Thornleigh, 2120, NSW, Australia

Facsimile No: [***]

Email: [***]

13. Licensee’s Contact Person for Patent Application prosecution consultation. The University will, as set forth in this Agreement, communicate with the Contact Person named below with respect to the prosecution and maintenance of Patent Applications: (Upon five (5) Business Days prior written notice to the University, the Licensee may change the person designated below.)

Hendersons Solicitors

Attn: Ken Henderson

Unit 6, 3 Central Avenue,

Thornleigh, 2120, New South Wales

Australia

Facsimile No: [***]

Email: [***]

IN WITNESS WHEREOF, the Parties, acting through their respective duly authorized representatives, have executed, delivered and entered into this Agreement as of the Effective Date.

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Regents of the University of Minnesota		CIPAC Limited

By:	/s/ Jay W. Schrankler	By:	/s/ Gavin Currie
Name:	Jay W. Schrankler	Name:	Gavin Currie
Title:	Executive Director	Title:	Director
Date:	March 26, 2012	Date:	March 15, 2012

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UNIVERSITY OF MINNESOTA

EXHIBIT A

to the

Exclusive Patent License Agreement

Terms and Conditions

These Terms arid Conditions (“Terms and Conditions”) are incorporated by reference into the Agreement. In the event of a conflict between provisions of the Key Details and the Terms and Conditions, the provisions in the Key Details shall prevail. All section references in these Terms and Conditions refer to provisions in these Terms and Conditions unless explicitly stated otherwise. Capitalized terms used in the Agreement without definition shall have the meanings given to them in these Terms and Conditions.

1. Definitions. For purposes of interpreting this Agreement, the following terms have the following meanings:

1.1 “Additional Intellectual Property” means the additional intellectual property described in section 5.3 of the Key Details.

1.2 “Affiliate” means an entity that: (i) controls the Licensee or the Sublicensee, as the case may be, (ii) is controlled by the Licensee or Sublicensee, as the case may be, or (iii) along with the Licensee or Sublicensee, is under the common control of a third party. An entity shall be deemed to have control of the controlled entity if it (i) owns, directly or indirectly, twenty-five percent (25%) or more of the outstanding voting securities of the controlled entity, or (ii) has the right, power or authority, directly or indirectly, to direct or cause the direction of the policy decisions of the controlled entity, whether by ownership of securities, by representation on the controlled entity’s governing body, by contract, or otherwise.

1.3 “Agreement” means the Key Details and the Terms and Conditions combined.

1.4 “Business Day” means any day on which national banks are generally opened for business in Hennepin County, Minnesota but excluding Saturday, Sunday and public holidays.

1.5 “Calendar Quarter” means the following periods in a year: January 1 to March 31, April 1 to June 30, July 1 to September 31 and October 1 to December 31.

1.6 “Commercial Sale” means a bona fide sale, use, lease, transfer or other disposition for value of a Licensed Product, in the Territory, by the Licensee or a Sublicensee to a third party that is an Unrelated Party of the Licensee or the Sublicensee, as the case may be. For the avoidance of doubt, a sale, use, lease, transfer or other disposition for value of a Licensed Product by the Licensee to a Sublicensee shall be deemed a Commercial Sale.

1.7 “Contact Person” means the individual identified in section 13 of the Key Details and any substituted individual.

1.8 “Effective Date” means the date set out in section 4 of the Key Details.

1.9 “Field of Use” means the field(s) of use described in section 2 of the Key Details.

1.10 “First Commercial Offer” means the first offer of a Commercial Sale by the Licensee, an Affiliate of the Licensee, or a Sublicensee.

1.11 “Founder” means [***].

1.12 “Key Details” means the key details that form part of the Agreement.

1.13 “Licensed Patent” means the patent(s) described in subsection 5.1 of the Key Details, along with any active patent(s) issued during the Term that arose out of a Patent Application. “Licensed Patent” also means any reissues or reexaminations of a Licensed Patent that contain one or more claims directed to Licensed Technology.

1.14 “Licensed Product” means any product or good in the Field of Use that is made by, made for, sold, transferred, or otherwise disposed of by the Licensee or its Sublicensees during the Term and the Post-Termination Period within the Territory and that, but for the granting of the rights set forth in this Agreement, would (i) infringe (including under the doctrine of equivalents) one or more Valid Claims in a Licensed Patent; or (ii) is covered by one or more Valid Claims in a Patent Application, or any product or good that is made using a process or method that, but for the granting of rights set forth in this Agreement, would (i) infringe (including under the doctrine of equivalents) one or more Valid Claims in a Licensed Patent; or (ii) is covered by one or more Valid Claims in a Patent Application. For purposes of this Agreement, Valid Claims in a Patent Application are to be treated as if they were allowed as proposed. “Licensed Product” also means any service provided by or for the Licensee or its Sublicensees, but for the granting of the rights set forth in this Agreement, would (i) infringe (including under the doctrine of equivalents) one or more Valid Claims in a Licensed Patent; or (ii) is covered by one or more Valid Claims in a Patent Application.

1.15 “Licensed Technology” means collectively the inventions claimed in each Licensed Patent, each Patent Application and the Additional Intellectual Property.

1.16 “Licensee” means the entity identified in section 1 of the Key Details.

1.17 “Minimum Royalty Payments” means the minimum royalty payments as set out in section 11.4.2 of the Key Details.

1.18 “Net Sales Price” means [***].

1.19 “Parties” means the Licensee and the University collectively.

1.20 “Party” means the Licensee and the University individually.

1.21 “Patent Application” means the pending patent application(s) described in subsection 5.2 of the Key Details. “Patent Application” also means any related applications including, continuations, continuations-in-part, and divisionals of a Patent Application.

1.22 “Patent-Related Expenses” means actual costs and expenses (including out-of-pocket attorneys’ fees, patent agent fees and governmental filing fees) that the University reasonably incurs in searching, preparing, filing, prosecuting, and maintaining the Licensed Technology.

1.23 “Payment” means a payment to be made by the Licensee to the University specified in section 6.1 of these Terms and Conditions and described in section 11 of the Key Details.

1.24 “Performance Milestone” means an act or event specified in section 5.1 of these Terms and Conditions and described in section 9 of the Key Details.

1.25 “Post-Termination Period” means the [***] period commencing on the date of termination of the Term.

1.26 “Running Royalties” means the running royalties as specified in section 11.4.1 of the Key Details.

1.27 “Sublicense” means an agreement under which the Licensee (i) grants or otherwise transfers any of the rights licensed to it under this Agreement, (ii) agrees not to assert or bring action to enforce any such right, or (iii) is under an obligation to grant, assign or transfer any such rights or non-assertion, or to forebear from granting or transferring such rights to any other entity.

1.28 “Sublicensee” means a person granted a Sublicense.

1.29 “Sublicense Revenues” means [***].

1.30 “Sublicense Royalties” means a royalty paid to the Licensee that is earned on Commercial Sales of Licensed Products by Sublicensees within the Territory and that is determined by the Licensee as a percentage of the Net Sales Price of such Commercial Sale within the Territory or as a per unit amount by the Sublicensee.

1.31 “Term” means the term of this Agreement as set out in section 2 of these Terms and Conditions.

1.32 “Territory” means the geographical area described in section 3 of the Key Details.

1.33 “Transfer” means the occurrence of, in one or a series of related transactions:

(i)	a sale, lease, transfer or other disposition of all or substantially all of the Licensee’s assets to an Unrelated Party;

(ii)	a sale or other disposition of a majority interest of the voting equity securities of the Licensee to an Unrelated Party;

(iii)	the closing of an initial public offering and sale of a class of voting equity securities of the Licensee pursuant to a registration statement effective under the Securities Act of 1933, as amended;

(iv)	the merger or other combination of the Licensee with another entity; or

(v)	an assignment, in whatever form, of all or substantially all of the Licensee’s rights under this Agreement to an Unrelated Party.

Notwithstanding any provision of these Terms and Conditions to the contrary, sales, purchases, or exchanges on the equity securities of the Licensee by a Founder to a Founder shall not be considered a Transfer hereunder.

1.34 “Transfer Payment” means the payment to be made by the Licensee to the University specified in section 12.5 of these Terms and Conditions and described in subsection 11.6 of the Key Details.

1.35 “Unrelated Party” means a person who is not an Affiliate of the Licensee or to a group of related persons at least one of whom is not an Affiliate of the Licensee.

1.36 “Valid Claim” means [***].

2. Term. The Term commences on the Effective Date and, unless terminated earlier as provided in section 8 of these Terms and Conditions, expires on the date on which there are no Valid Claims.

3. Grant of License.

3.1 The Licensee’s Rights.

3.1.1 Subject to the terms and conditions of this Agreement, the University hereby grants to the Licensee, and the Licensee hereby accepts, an exclusive license to make (including to have made on its behalf), use, offer to sell or sell, offer to lease or lease, import, or otherwise offer to dispose or dispose of Licensed Products in the Field of Use in the Territory. No provision of this Agreement is to be construed to grant the Licensee, by implication, estoppel or otherwise, any rights (other than the rights expressly granted to it in this Agreement) to the Licensed Patents or Patent Applications or to any other University-owned technology, patent applications, or patents.

3.1.2 The Licensee may sublicense its rights under this Agreement provided that the Licensee shall deliver to the University a true, correct, and complete copy of the sublicense agreement or other agreement under which the Licensee purports or intends to grant such sublicense rights within [***] after the execution of such agreement. Notwithstanding the above, the Licensee shall not enter into such an agreement if the terms of the agreement are inconsistent with the terms of this Agreement, including, without limitation, sections 5.2—5.6, 6.5, 8.3, 9.5, 10.4, and 11.3 of these Terms and Conditions. Any sublicense made in violation of this subsection is void and constitutes an event of default under subsection 8.1.1 of these Terms and Conditions.

3.2 The United States Government’s Rights. If the University indicated in section 8 of the Key Details that the United States federal government funded the development, in whole or in part, of the Licensed Technology, then, (I) the federal government may have certain rights in and to the Licensed Technology as those rights are described in Chapter 18, Title 35 of the United States Code and accompanying regulations, including Part 401, Chapter 37 of the Code of Federal Regulations, and (ii) the Parties’ rights and obligations with respect to the Licensed Technology, including the grant of license set forth in subsection 3.1.1 of these Terms and Conditions, are subject to the applicable terms of these laws and regulations.

3.3 The University’s Rights. The University retains an irrevocable, world-wide, royalty-free, non-exclusive right to use the Licensed Technology for teaching, research and educational purposes. [***] The University shall have the right to sublicense its rights under this section to one or more non-profit academic or research institutions, provided that the non-profit academic or research institutions are informed of the Licensee’s rights hereunder and the need to negotiate with the Licensee with respect to the commercial access to the Licensed Technology.

4. Applications and Patents.

4.1 Patent Application filings during the Term of this Agreement.

4.1.1 The University, in consultation with the Licensee, shall determine in which countries patent application(s) will be filed and prosecuted with respect to the Licensed Technology. The University, in consultation with the Licensee, shall retain counsel to file and prosecute such Patent Applications. The University shall inform the Licensee of the status of the prosecution of the Patent Application, including delivering to the Licensee pertinent notices, documents and written and oral communications with governmental officials. The Licensee shall cooperate with the University, and the University shall consult with the Licensee, in the filing and prosecution of all Patent Applications with respect to the Licensed Technology. In furtherance of the foregoing, the Licensee shall notify the University, in writing, of the individual whom the Licensee has designated as the Contact Person, with whom the University will consult as provided in this subsection. The first Contact Person shall be the person identified in section 13 of the Key Details. The Contact

Person shall respond to the University’s request for consultation and cooperation on a pending matter within [***] or sooner as may be required under the circumstances. If the Contact Person fails to respond in such time period, the University, exercising its own judgment and discretion, in good faith, may respond to the matter as it deems appropriate. Except as provided in subsection 4.1.2 of these Terms and Conditions, the Licensee shall reimburse the University for all Patent-Related Expenses as provided in section 6.3 of these Terms and Conditions and in section 6 of the Key Details.

4.1.2 The grant of the license and the definition of Territory shall not extend to or include any country in which the Licensee elects, in writing to the University, not to pay or reimburse, in whole or in part, the Patent-Related Expenses.

4.1.3 No provision of this Agreement limits, conditions, or otherwise affects the University’s right to file or otherwise prosecute a Patent Application with respect to the Licensed Technology in any country, but will at all times consult with the Licensee as to which geographical locations the Licensee wishes to seek patent protection. In no event shall the Licensee file a patent application with respect to the Licensed Technology. The Licensee shall cooperate with the University in the filing and prosecution of all patent applications with respect to the Licensed Technology.

4.2 Ownership of the Licensed Patents and Patent Applications. No provision of this Agreement grants the Licensee any rights, title, or interest (except for the grant of a license pursuant to this Agreement) in the Licensed Patents or Patent Applications, notwithstanding the Licensee’s payment of all or any portion of the Patent-Related Expenses.

5. Commercialization.

5.1 Commercialization and Performance Milestones. The Licensee shall use its commercially reasonable efforts, consistent with sound and reasonable business practices and judgment, to commercialize the Licensed Technology and to manufacture and offer to sell and sell Licensed Products [***]. The Licensee shall perform, or shall cause to happen or be performed, as the case may be, all the Performance Milestones.

5.2 Covenants Regarding the Manufacture of Licensed Products. The Licensee hereby covenants and agrees that (i) the manufacture, use, sale, or transfer of Licensed Products shall comply with all applicable federal and state laws, including all federal export laws and regulations; and (ii) no Licensed Product shall be offered for sale or sold if found to be defective in design or manufacture. The Licensee hereby further covenants and agrees that, pursuant to 35 United States Code Section 204, it shall, and it shall cause each Sublicensee, to substantially manufacture in the United States of America all products embodying or produced through the use of an invention that is subject to the rights of the federal government of the United States of America.

5.3 Export and Regulatory Compliance. The Licensee understands that the Arms Export Control Act (AECA), including its implementing International Traffic In Arms Regulations (ITAR,) and the Export Administration Act (EAA), including its Export Administration Regulations (EAR), are some (but not all) of the laws and regulations that comprise the U.S. export laws and regulations. Licensee further understands that the U.S. export laws and regulations include (but are not limited to): (i) ITAR and EAR product/service/data-specific requirements; (ii) ITAR and EAR ultimate destination-specific requirements; (iii) ITAR and EAR end user-specific requirements; (iv) Foreign Corrupt Practices Act; and (v) anti-boycott laws and regulations. The Licensee shall comply with all then-current applicable export laws and regulations of the U.S. Government (and other applicable U.S. laws and regulations) pertaining to the Licensed Products (including any associated products, items, articles, computer software, media, services, technical data, and other information). The Licensee certifies that it shall not, directly or indirectly, export (including any deemed export), nor re-export (including any deemed re-export) the Licensed Products (including any associated products, items, articles, computer software, media, services, technical data, and other information) in violation of U.S. export laws and regulations or other applicable U.S. laws and regulations. The Licensee shall include an appropriate provision in its agreements with its authorized Sublicensees to assure that they comply with all then-current applicable U.S. export laws and regulations and other applicable U.S. laws and regulations.

5.4 Commercialization Reports. Throughout the Term and during the Post-Termination Period, and within [***] after the date specified in the schedule set forth in section 10 of the Key Details, the Licensee shall deliver to the University written reports of the Licensee’s and the Sublicensees’ efforts and plans to commercialize the Licensed Technology and to manufacture, offer to sell, or sell Licensed Products.

5.5 Use of Names and Trademarks.

5.5.1 No provision of this Agreement grants the Licensee or Sublicensee any right or license to use the name, logo, or any marks owned by or associated with the University or the names, or identities of any member of the faculty, staff, or student body of the University. The Licensee shall not use and shall not permit a Sublicensee to use any such logos, marks, names, or identities without the University’s and, as the case may be, such member’s prior written approval.

5.5.2 No provision of this Agreement grants the University any right or license to use the name, logo, or any marks owned by or associated with the Licensee. The University shall not use and shall not permit a Sublicensee to use any such logos, marks, names, or identities without the Licensee’s prior written approval.

5.6 Governmental Markings.

5.6.1 The Licensee shall mark all Licensed Products, where feasible, with patent notice appropriate under Title 35, United States Code.

5.6.2 The Licensee is responsible for obtaining all necessary governmental approvals for the development, production, distribution, sale, and use of any Licensed Product, at the Licensee’s expense, including, without limitation, any safety studies. The Licensee is responsible for including with the Licensed Product any warning labels, packaging and instructions as to the use and the quality control for any Licensed Product as required.

5.6.3 The Licensee agrees to register this Agreement with any foreign governmental agency that requires such registration, and the Licensee shall pay all costs and legal fees in connection with such registration. The Licensee shall comply with all foreign laws affecting this Agreement or the sale of Licensed Products.

6. Payments, Reimbursements, Reports, and Records.

6.1 Payments. The Licensee shall pay all amounts due under this Agreement by check (payable to the “Regents of the University of Minnesota” and sent to the address specified in section 12.13 of these Terms and Conditions), wire transfer, or any other mutually agreed payment method.

6.2 Interest. All amounts due under this Agreement shall bear interest as provided in subsection 11.8 of the Key Details on the entire unpaid balance computed from the due date of such amount until the date the amount is paid in full.

6.3 Reimbursement of Patent-Related Expenses. The Licensee shall pay and/or reimburse (whichever is applicable) the University for reasonable Patent-Related Expenses as invoiced pursuant to this Agreement within [***] of its receipt of the University’s invoice. With respect to each invoice, the University shall use reasonable efforts to specify the date on which the Patent-Related Expense was incurred and the purpose of the expense (including, as applicable, a summary of patent attorney services giving rise to the expense); provided, however, the University is not required to disclose to the Licensee any information that is protected by the University’s attorney-client privilege. Patent-Related Expenses incurred as of the Effective Date and the timeframe relating to the reimbursement thereof are set forth in section 6 of the Key Details. [***].

6.4 Royalty Payments/Sales Reports. Within [***] after the last day of each Calendar Quarter during the Term and the Post-Termination Period, the Licensee shall deliver to the University a written sales report in the form acceptable to and provided by the University and attached to the Agreement as Exhibit B, recounting the number and Net Sales Price (expressed in U. S. dollars) of all sales, leases, or other dispositions of Licensed Products within the Territory, whether sold by the Licensee or a Sublicensee, during such Calendar Quarter. The Licensee shall deliver such written report to the University even if the Licensee is not required to make a payment to the University for such a Calendar Quarter. The Licensee shall deliver along with such sales reports its payment for royalties calculated by multiplying the Net Sales Price contained in the written sales report as described above by the applicable percentage as contained in clause 11.4.1 of this Key Details.

6.5 Records Retention and Audit Rights.

6.5.1 Throughout the Term and the Post-termination Period and for [***] thereafter, the Licensee, at its expense, shall keep and maintain and shall cause each Sublicensee and each non-affiliated third party that manufactures, sells, leases, or otherwise disposes of Licensed Products on behalf of the Licensee to keep and maintain complete and accurate records of ail sales, leases, and other dispositions of Licensed Products during the Term and the Post-Termination Period.

6.5.2 In connection with an audit, the Licensee, upon written request, shall make available to the University and its representatives true, correct and complete copies of all documents and materials (including electronic records) reasonably relevant to the Licensee’s and Sublicensees’ performance of this Agreement, including, without limitation, all sublicenses granted.

6.5.3 To determine the Licensee’s compliance with the terms of this Agreement, the University, at its expense (except as set forth in this subsection), may inspect and audit the Licensee’s records referred to in subsection 6.5.1 of these Terms and Conditions at the Licensee’s address as set forth in this section 12 of the Key Details or such other location(s) as the Parties mutually agree during the Licensee’s normal business hours. The Licensee shall cooperate in the audit, including providing at no cost, commodious space in the Licensee’s place of business for the auditor. The Licensee shall reimburse the University for all of its out-of-pocket expenses to inspect and audit such records if the University, in accordance with the results of such inspection and audit, determines that the Licensee has underpaid amounts owed to the University by at least [***] in a calendar year. The Licensee shall cause each Sublicensee and each non-affiliated third party that manufactures, sells, leases, or otherwise disposes of Licensed Products on behalf of the Licensee to grant the University a right to inspect and audit the Sublicensee’s or third party’s records substantially similar to such right granted to the University in this Agreement. In connection with and prior to the commencement of an audit, the Licensee, the University and the auditor must enter into an agreement prohibiting the auditor and the University from disclosing the Licensee’s non-public, proprietary information to any third party without the Licensee’s prior written consent; provided, however, that consistent with generally accepted auditing standards, the auditor may disclose such information to the University.

6.6 Currency and Checks. All computations and payments made under this Agreement shall be in United States dollars. To determine the dollar value of transactions conducted in non-United States dollar currencies, the Parties shall use the exchange rate for the currency into dollars as reported in [***].

7. Infringement.

7.1 If a Party learns of substantial, credible evidence that a third party is making, using, or selling a product in the Field of Use within the Territory that infringes a Licensed Patent, such Party shall promptly notify the other Party in writing of the possible infringement and in such notice describe in detail the information suggesting infringement of the Licensed Patent. [***]

No provision of this Agreement limits, conditions, or otherwise affects a Party’s statutory and common-law rights to commence an action to enforce a Licensed Patent. In any such action, the Parties agree to cooperate fully with each other and will use reasonable efforts to permit access to relevant personnel, records, papers, information, samples and specimens during regular business hours. Any amounts recovered (less amounts actually paid for reasonable attorney’s fees and legal expenses) by Licensee in any such action or settlement that constitute compensation for lost profits or sales will be considered subject to the royalty rate in subsection 11.4.1 of the Key Details. All other amounts recovered (less amounts actually paid for reasonable attorney’s fees and legal expenses) by Licensee in such action or settlement shall be considered subject to the rate for Sublicense Revenues in subsection 11.5 of the Key Details.

7.2 If any suit, action or proceeding is brought or commenced against the Licensee alleging the infringement of a patent or other intellectual property right owned by a third party by reason of the manufacture, use or sale of Licensed Products, the Licensee shall give the University prompt notice thereof. If the validity of a Licensed Patent is questioned in such suit, action or proceeding, the Licensee shall have no right to make any settlement or compromise which affects the scope, validity, enforceability or otherwise the Licensed Patent without the University’s prior written approval.

8. Termination.

8.1 By the University.

8.1.1 If the Licensee breaches or fails to perform one or more of its obligations under this Agreement, the University may deliver a written notice of default to the Licensee requiring the Licensee to: (a) pay the University the Administrative Handling Fee set forth in subsection 11.7 of the Key Details within [***] of receipt of the notice of default, and (b) cure the default in full within: (x) [***] of receipt of the notice of default if the default relates to a payment or reimbursement obligation under this Agreement, or (y) [***] of receipt of the notice of default if the default relates to any other matter. If the Licensee fails to either pay the University the Administrative Handling Fee or to cure the default in full within the required timeframe as set out above, then the University may immediately terminate this Agreement.

8.1.2 If the Licensee: (i) becomes insolvent; (ii) voluntarily files or has filed against it a petition under applicable bankruptcy or insolvency laws and the Licensee fails to have released within [***] after filing; (iii) proposes any dissolution, composition, or financial reorganization with creditors or if a receiver, trustee, custodian, or similar agent is appointed (except for the purposes of reorganization); or (iv) makes a general assignment for the benefit of creditors (except for the purposes of reorganization), then the University may terminate this Agreement by delivering to the Licensee a written notice of termination at least [***] prior to the date of termination.

8.1.3 The University may terminate this Agreement immediately by delivering to the Licensee a written notice of termination if the Licensee or its agents or representatives commences or maintains an action in any court of competent jurisdiction or a proceeding before any governmental agency asserting or alleging, in any respect, the invalidity or unenforceability of any of the Licensed Technology.

8.2 By the Licensee. If the University breaches or fails to perform one or more of its obligations under this Agreement, the Licensee may deliver to the University a written notice of default. If the University fails to cure the default in full within [***] of notice thereof, then, notwithstanding any other rights that the Licensee may have at common law or in equity, the Licensee may either: (i) terminate this Agreement by delivering to the University a written notice of termination, or (ii) commence an action seeking damages or performance of such obligation(s).

8.3 By expiration of Valid Claims. The Licensee’s obligation under this Agreement to make Payments related to Commercial Sales of Licensed Products in a country or territory shall terminate as of the date no Valid Claim subsists in the country or territory.

8.4 Post-Termination Period.

8.4.1 If this Agreement is terminated by the University in accordance with clause 8.1, then (i) the Licensee shall not manufacture or have manufactured Licensed Products in the Territory after the date of termination, and (ii) the Licensee and Sublicensee may continue, for a period not to exceed [***], to offer to sell and sell, offer to lease and lease, and otherwise offer to dispose and dispose of Licensed Products in the Territory that were manufactured prior to the date of termination. The Commercial Sales of Licensed Products during the Post-Termination Period shall be governed by the terms of this Agreement, including the obligation to pay royalties on such Commercial Sales as provided in this Agreement.

8.4.2 If this Agreement is terminated by the Licensee in accordance with clause 8.2, then (i) the Licensee shall not manufacture or have manufactured Licensed Products in the Territory after the date of termination, and (ii) the Licensee may continue to offer to sell and sell, offer to lease and lease, and otherwise offer to dispose and dispose of Licensed Products in the Territory that were manufactured prior to the date of termination. The Commercial Sales of Licensed Products during the Post-Termination Period shall be governed by the terms of this Agreement, including the obligation to pay royalties on such Commercial Sales as provided in this Agreement.

9. Release, Indemnification, and Insurance.

9.1 The Licensee’s Release. For itself and its employees, the Licensee hereby releases the University, its regents and employees from any and all suits, actions, claims, liabilities, demands, damages, losses, or expenses (including reasonable attorneys’ and investigative expenses) relating to or arising out of the manufacture, use, lease, sale, or other disposition of a Licensed Product.

9.2 The Licensee’s Indemnification. Subject to the limitations on liability set forth in section 11 of these Terms and Conditions, throughout the Term and for a period of twelve (12) months thereafter, the Licensee shall indemnify, defend, and hold the University, its regents and employees harmless from all suits, actions, claims, liabilities, demands, damages, losses, or expenses (including reasonable attorneys’ and investigative expenses), relating to or arising out of the Licensee’s exercise or attempt to exercise any of the rights or licenses granted to it under this Agreement, including without limitation, the manufacture, use, lease, sale, or other disposition of a Licensed Product or the Licensee’s material breach of any term of this Agreement.

9.3 The University’s Indemnification. Subject to the limitations on liability set forth in section 11 of these Terms and Conditions, throughout the Term and for a period of [***] thereafter, the University shall indemnify, defend, and hold the Licensee, its directors and employees harmless from all suits, actions, claims, liabilities, demands, damages, losses, or expenses (including reasonable attorneys’ and investigative expenses) relating to or arising out of the University’s material breach of any term of this Agreement or material breach of any representation or warranty.

9.4 The Licensee’s Insurance.

9.4.1 Throughout the Term, or during such other period as the Parties agree in writing, the Licensee shall maintain, and shall cause each Sublicensee to maintain, in full force and effect comprehensive general liability (“CGL”) insurance, with single claim limits of at least [***] and [***] in the aggregate. Such insurance policy shall include coverage for claims that may be asserted by the University against the Licensee under section 9.2 of these Terms and Conditions and for claims by a third party against the Licensee or the University arising out of the purchase or use of a Licensed Product. Such insurance policy must name the University as an additional insured if the University so requests in writing. Upon receipt of the University’s written request, the Licensee shall deliver to the University a copy of the certificate of insurance for such policy.

9.4.2 The provisions of subsection 9.4.1 of these Terms and Conditions do not apply if the University agrees in writing to accept the Licensee’s or a Sublicensee’s, as the case may be, self-insurance plan as adequate insurance.

9.5 Sublicensees - Release. The Licensee shall cause each Sublicensee to grant the University a release from liabilities substantially similar to the release granted in favor of the University in section 9.1 of these Terms and Conditions.

10. Warranties.

10.1 Authority. Each Party represents and warrants to the other Party that it has full corporate power and authority to execute, deliver, and perform this Agreement, and that no other corporate proceedings by such Party are necessary to authorize the Party’s execution or delivery of this Agreement.

10.2 Title. The University represents and warrants to the Licensee that the University owns rights, titles and interests in and to the Licensed Technology sufficient to grant the Licensee the licenses granted it in this Agreement.

10.3 Not used.

10.4 Disclaimers.

10.4.1 EXCEPT FOR THE EXPRESS WARRANTY SET FORTH ABOVE IN SECTION 10.1, 10.2, AND 10.3 OF THESE TERMS AND CONDITIONS, THE UNIVERSITY DISCLAIMS AND EXCLUDES ALL WARRANTIES, EXPRESS AND IMPLIED, CONCERNING THE LICENSED TECHNOLOGY, EACH LICENSED PATENT, EACH PATENT APPLICATION, AND EACH LICENSED PRODUCT, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF NON-INFRINGEMENT, OF MERCHANTABILITY AND OF FITNESS FOR A PARTICULAR PURPOSE.

10.4.2 The University expressly disclaims any warranties concerning and makes no representations:

(i)	that the Patent Applications will be allowed or granted or that a patent will issue from any Patent Application;

(ii)	concerning the validity, enforceability, interpretation of claims or scope of any Licensed Patent; or

(iii)	that the exercise of the rights or licenses granted to the Licensee under this Agreement will not infringe a third party’s patent or violate its intellectual property rights.

10.5 Sublicensees - Warranties. The Licensee shall cause each Sublicensee to give the University warranties and disclaimers and exclusions of warranties substantially similar to the warranty and disclaimers and exclusions of warranties in favor of the University in section 10.1 and subsections 10.4.1 and 10.4.2 of these Terms and Conditions.

11. Damages.

11.1 Remedy Limitation.

11.1.1 EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, THE UNIVERSITY SHALL NOT BE LIABLE FOR (A) PERSONAL INJURY OR PROPERTY DAMAGES (EXCEPT TO THE EXTENT OF THE UNIVERSITY’S WILLFUL, WANTON, OR INTENTIONAL ACTS) OR (B) LOST PROFITS, LOST BUSINESS OPPORTUNITY, INVENTORY LOSS, WORK STOPPAGE, LOST DATA OR ANY OTHER RELIANCE OR EXPECTANCY, DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, OF ANY KIND.

11.1.2 EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, THE LICENSEE SHALL NOT BE LIABLE FOR (A) PERSONAL INJURY OR PROPERTY DAMAGES (EXCEPT TO THE EXTENT OF THE LICENSEE’S WILLFUL, WANTON, OR INTENTIONAL ACTS) OR (B) LOST PROFITS, LOST BUSINESS OPPORTUNITY, INVENTORY LOSS, WORK STOPPAGE, LOST DATA OR ANY OTHER RELIANCE OR EXPECTANCY, INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, OF ANY KIND.

11.2 [***]

11.2.1 [***].

11.2.2 [***].

11.3 Sublicensees - Damages. The Licensee shall cause each Sublicensee to agree to limitations of remedies and damages substantially similar to the limitations of remedies and damages set forth in sections 11.1 and 11.2 of these Terms and Conditions.

12. General Terms

12.1 Access to University Information.

12.1.1 Data Practices Act. The Parties acknowledge that the University is subject to the terms and provisions of the Minnesota Government Data Practices Act, Minnesota Statutes §13.01 et seq. (the “Act”), and that the Act requires, with certain exceptions, the University to permit the public to inspect and copy any information that the University collects, creates, receives, maintains, or disseminates.

12.1.2 Limited Confidentiality. To the extent permitted by law, including as provided in the Act, the University shall hold in confidence and disclose only to University employees, agents and contractors who have a need to access the reports described in sections 5.4 and 6.4 of these Terms and Conditions and the records inspected in accordance with section 6.5 of the Terms and Conditions provided such employees, agents and contractors are subject to similar confidentiality obligations. No provision of this Agreement is to be construed to further prohibit, limit, or condition the University’s right to use and disclose any information in connection with enforcing this Agreement, in court or elsewhere.

12.2 Amendment and Waiver. The Agreement may be amended from time to time only by a written instrument signed by the Parties. No term or provision of this Agreement may be waived and no breach excused unless such waiver or consent is in writing and signed by the Party claimed to have waived or consented. No waiver of a breach is to be deemed a waiver of a different or subsequent breach.

12.3 Applicable Law and Forum Selection. The internal laws of the [***], without giving effect to its conflict of laws principles, govern the validity, construction, and enforceability of this Agreement. A suit, claim, or other action to enforce the terms of this Agreement may be brought only in the [***]. The Licensee hereby submits to the jurisdiction of that court and waives any objections it may have to that court asserting jurisdiction over the Licensee or its assets and property.

12.4 Assignment and Sublicense. Except as permitted under subsection 3.1.2 and section 12.5 of these Terms and Conditions, the Licensee shall not assign or sublicense its interest or delegate its duties under this Agreement, by agreement or by operation of law. Any assignment, sublicense, or delegation attempted to be made in violation of this section is void. Absent the consent of all the Parties, an assignment or delegation will not release the assigning or delegating Party from its obligations. The Agreement inures to the benefit of the Licensee and the University and their respective permitted Sublicensees and trustees.

12.5 Transfer. Notwithstanding section 12.4 of these Terms and Conditions, the Licensee, without the prior written approval of the University, may Transfer all, but no less than all, its rights and delegate all its duties under this Agreement to another if (i) the Licensee delivers to the University written notice of the proposed Transfer (along with pertinent information about the terms of the Transfer and transferee) at least [***] before the effective date of the event described in part iii of this paragraph, (ii) pay to the University the Transfer Payment prior to the effective date of the event described in part iii of this paragraph, and (iii) the Transfer, whether by agreement or operation of law, is made as a part of and in connection with (a) the consummation of a merger, consolidation, share exchange or similar form of corporate transaction involving the Licensee or its equity holders, (b) the sale or other disposition of all or substantially all of its assets to a single purchaser or multiple related purchasers, or (c) the Licensee’s acquisition of all or substantially all of the assets or equity securities of another entity that results in a change in the Licensee’s beneficial ownership of fifty percent (50%) or more of the issued and outstanding equity interests of the Licensee. Any Transfer attempted to be made or made in violation of this subsection is void.

12.6 Collection Costs and Attorneys’ Fees. If a Party (the “Defaulting Party”) fails to perform an obligation or otherwise breaches one or more of the terms of this Agreement, the other Party may recover from the Defaulting Party all its costs (including actual attorneys’ and investigative fees) to enforce the terms of this Agreement.

12.7 Consent and Approvals. Except as otherwise expressly provided, in order to be effective, all consents, waivers or approvals required under this Agreement must be in writing.

12.8 Construction. The headings preceding and labeling the sections of this Agreement are for the purpose of identification only and are not to be employed or used for the purpose of construction or interpretation of any portion of the Agreement. As used herein and where necessary, the singular includes the plural and vice versa, and masculine, feminine, and neuter expressions are interchangeable.

12.9 Enforceability. If a court of competent jurisdiction adjudges a provision of this Agreement to be unenforceable, invalid, or void, such determination is not to be construed as impairing the enforceability of any of the remaining provisions hereof and such provisions will remain in full force and effect.

12.10 Entire Agreement. The Parties intend this Agreement (including all attachments, exhibits, and amendments hereto) to be the final and binding expression of their contract and agreement and the complete and exclusive statement of the terms thereof in relation to its subject matter. The Agreement cancels, supersedes, and revokes all prior negotiations, representations and agreements among the Parties, whether oral or written, relating to the subject matter of this Agreement.

12.11 Language and Currency. Unless otherwise expressly provided in this Agreement and in order to be effective, all notices, reports, and other documents and instruments that a Party elects or is required to deliver to the other Party must be in English, and all notices, reports, and other documents and instruments detailing revenues and earned under this Agreement or expenses chargeable to a Party must be United States dollar denominated.

12.12 No Third-Party Beneficiaries. No provision of this Agreement, express or implied, is intended to confer upon any person other than the Parties any rights, remedies, obligations, or liabilities hereunder. No Sublicensee may enforce or seek damages under this Agreement.

12.13 Notices. In order to be effective, all notices, requests, and other communications that a Party is required or elects to deliver must be in writing and must be delivered personally, or by facsimile or electronic mail (provided such delivery is confirmed), or by a recognized overnight courier service or by United States mail, first-class, certified or registered, postage prepaid, return receipt requested, to the other Party at its address set forth below or to such other address as such Party may designate by notice given under this section:

If to the University:

University of Minnesota

Office for Technology Commercialization

Attn: Contracts Manager

1000 Westgate Drive, Suite 160

St. Paul, MN 55114

Phone: [***]

Fax: [***]

E-mail: [***]

Web site: http://www.research.umn.edu/techcomm

For notices sent under section 8 of these Terms and Conditions with a copy to:	University of Minnesota Office of the General Counsel Attn: Transactional Law Services 360 McNamara Alumni Center 200 Oak Street S.E. Minneapolis, MN 55455-2006 Facsimile No.: [***] E-mail: [***]
If to the Licensee:	As indicated in section 12 of the Key Details.

12.14 Relationship of Parties. In entering into, and performing their duties under this Agreement, the Parties are acting as independent contractors. No provision of this Agreement creates or is to be construed as creating a partnership, joint venture, or agency relationship between the Parties. No Party has the authority to act for or bind the other Party in any respect.

12.15 Security Interest. In no event may the Licensee grant, or permit any person to assert or perfect, a security interest in the Licensee’s rights under this Agreement, except a security interest that arises by operation of law or in the ordinary course of business.

12.16 Survival. Immediately upon the termination or expiration of this Agreement, except for certain rights granted for the Post-Termination Period, all the Licensee’s rights under this Agreement terminate; provided, however, the Licensee’s obligations that have accrued before the effective date of termination or expiration (e.g., the obligation to report and make payments on sales, leases, or dispositions of Licensed Products and to reimburse the University for costs) and the obligations specified in section 6.1 of these Terms and Conditions survive. The obligations and rights set forth in sections 6.5 and 8.3 and sections 9, 10, and 11 of these Terms and Conditions also survive the termination or expiration of this Agreement.

UNIVERSITY OF MINNESOTA

FIRST AMENDMENT TO EXCLUSIVE PATENT LICENSE AGREEMENT

THIS FIRST AMENDMENT TO EXCLUSIVE PATENT LICENSE AGREEMENT (the “First Amendment”) is dated and effective as of the date of last signature (the “Amendment Effective Date”), and is made by and between Regents of the University of Minnesota, a constitutional corporation under the laws of the state of Minnesota having a place of business at 1000 Westgate Drive, Suite 160, St. Paul, Minnesota 55114 (the “University”), and CIPAC Limited, an entity under the laws of Malta, and having a place of business at Level 4, Site 8A, Rosa Marina Buildings, Marina Seafront, Pieta PTA 9041, Malta (the “Licensee”).

RECITALS

WHEREAS, University and Licensee are parties to an Executive Patent License Agreement, dated March 26, 2012 (the “EPLA”), pursuant to which the University granted to Licensee certain exclusive rights to Licensed Technology (as defined in the EPLA), including without limitation, to U.S. Patent Application [***], and (as provided in Section 5.3 of the EPLA) to University Project Inventions and Joint Project Inventions (as those terms are defined in the Research Agreement) that might be developed by the University under an existing Domestic Research Agreement between Licensee’s predecessor-in-interest and University, dated October 1, 2011, as amended by Deed of Amendment, dated (collectively, the “Research Agreement”);

WHEREAS, University and Licensee are currently in negotiations to execute a new research agreement to provide for additional funding for research to be conducted by the University;

WHEREAS, University desires to amend the EPLA to clarify that (a) University Project Inventions and Joint Project Inventions (as those terms are defined in the Research Agreement) conceived or reduced to practice by the University in the course of performing the research outlined in the Research Agreement; and (b) any other patentable rights conceived or reduced to practice by the University in the course of performing any other non-clinical research funded by Licensee in the Research Field that is not assigned to Licensee (collectively, “New IP”) will be licensed to Licensee under the terms of the EPLA without additional Payments (as that term is defined in the EPLA), except additional Payments resulting from Running Royalties and Sublicense Fees as set forth in Section 11.4 and 11.5 of the EPLA; and

WHEREAS, University and Licensee wish to make certain other amendments to the EPLA as set forth herein,

NOW, THEREFORE, in consideration of the representations above and the mutual covenants and promises hereinafter set forth, the parties agree as follows:

1. Definitions. Capitalized terms used but not defined herein shall have the meanings giving them in the EPLA.

2. Additional Intellectual Property. Section 5.3 of the Key Details of the EPLA is hereby deleted in its entirety and replaced with the following new provision:

“Section 5.3 Additional Intellectual Property. Additional Intellectual Property shall mean and automatically include all New IP, upon payment by Licensee of the applicable Fee required in accordance with the applicable research agreement under which such New IP was created, without any Additional Payments, except additional Payments resulting from Running Royalties and Sublicense Fees as set forth in Section 11.4 and 11.5 of the EPLA. For the sake of clarity, the term “Fee” shall mean the amount set forth in the research agreement under which such New IP was recreated.

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3. Performance Milestones. In recognition of Licensee’s diligent efforts to develop and commercialize the Licensed Product and continued diligent funding of research and development necessary to obtain regulatory approval of the Licensed Product, Section 9 of the Key Details of the EPLA and Section 5.1 of Terms and Conditions of the EPLA are hereby deleted in their entirety and replaced with the following new provisions:

“9. Performance Milestones. Provided that the United States Food and Drug Administration (“FDA”) does not recommend or require unanticipated studies or prerequisites, including, without limitation, pre-clinical studies or detailed characterization of control material for clinical trial use, as part of the regulatory approval process for obtaining a Licensed Product to [***], Licensee shall perform the following milestones:

[***].

“5.1. Commercialization and Performance Milestones. The Licensee shall use its commercially reasonable efforts, consistent with sound and reasonable business practices and judgment, to commercialize the Licensed Technology and to manufacture and offer to sell and sell Licensed Products [***]. The Licensee shall perform, or shall cause to happen or be performed, as the case may be, all of the Performance Milestones in accordance with Section 9 of the Key Details of the EPLA.”

4. Definition of Net Sales Price. Section 1.18 of the General Terms of the EPLA is hereby amended by adding the following new sentence at the end of the current provision:

“Notwithstanding the foregoing, if the Licensed Rights cannot be practiced without infringing the issued patent or patents owned by a third party (“Third Party Patents”), such that Licensee must pay a royalty to the third party for rights to use such Third Party Patents in connection with the sale of Licensed Products (the “Third Party Royalty Payment”), then [***] of such Third Party Royalty Payment may be credited against the Running Royalties payable on the Net Sales Price for those Licensed Products which practice the Third Party Patents, but in no event shall the total amount of such credits reduce the royalty rate payable to Licensor below [***] under Section 11.4,1) of such Net Sales Price, By way of example, if Licensee makes a Third Party Royalty Payment under this Section of [***] will be applied towards Running Royalties payable hereunder, reducing the royalties payable on Net Sales Price with respect to such sales of Licensed Products from [***].

5. Definition of Research Field. Section 1 of the General Terms of the EPLA is hereby amended by adding the following new term:

“Research Field” means all activities related to, or useful in connection with, the research, development, use, and/or commercialization or other exploitation of fecal microbiota and/or fecal microbial transplant.

6. University Rights. Section 3.3 of the General Terms of the EPLA is hereby deleted in its entirety and replaced with the following new provision:

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The University’s Rights. The University retains an irrevocable, world-wide, royalty-free, non-exclusive right to use the Licensed Technology for teaching, research and educational purposes. [***]. The University shall have the right to sublicense its rights under this section to one or more non-profit academic or research institutions, provided that the non-profit academic or research institutions are informed of the Licensee’s rights hereunder and the need to negotiate with the Licensee with respect to the commercial access to the Licensed Technology, and that the license does not include any right to use the Technology for therapeutic clinical use.

7. New clauses. The EPLA is hereby amended by adding in the following two (2) new sections at the end of Section 12 of the Key Terms of the EPLA as follows:

12.18 Force Majeure. If either Party shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of governmental or judicial orders or decrees, riots, insurrection, war (whether declared or not), acts of terrorism or civil commotion, strike, lock-out acts of God (including extreme weather events, e.g. tsunami. earthquake, flood, typhoon, or other natural disasters), failure of equipment, suppliers, or other third party vendors, public utilities or common carriers, or other causes reasonably beyond such Party’s control (each a “Force Majeure Event”), then performance of such act shall be excused for the period and to the extent of such Force Majeure Event; provided that the Party incurring such Force Majeure Event shall provide prompt written notice to the other Party of the commencement of such alleged Force Majeure Event, and take all reasonable actions to resume performance of the affected acts as soon as practicable thereafter. Any timelines affected by a Force Majeure Event shall be extended for a period equal to that of the Force Majeure Event.

12.19 Further Assurance. University shall also, at Licensee’s request and expense, reasonably assist Licensee and its representatives in preparing and updating any required international submissions and all other documents required by FDA or any other U.S. or international governmental or regulatory authorities for approval and commercialization of the Licensed Product.”

7. Integration. Except as provided in this First Amendment, the terms of the EPLA remain unchanged and in full force and effect.

8. Execution in Counterparts. This First Amendment may be executed in any number of counterparts, and signatures may be exchanged by facsimile or pdf, each of which shall be deemed an original but all of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the Parties hereto have caused this First Amendment to be duly executed and delivered as of the Amendment Effective Date.

	Regents of the University of Minnesota	CIPAC, Limited

By:	/s/ Richard Huebsch	By:	/s/ Kenneth B. Henderson

Name:	Richard Huebsch	Name:	Kenneth B. Henderson
Title:	Assoc. Director Office for Technology Commercialization	Title:	Duly Authorized Attorney

Date: July 10, 2014		Date: June 26, 2014

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OTC: Agreement Number: A20120373

Case Number: 20100243

SECOND AMENDMENT

TO EXCLUSIVE PATENT LICENSE AGREEMENT

THIS SECOND AMENDMENT TO EXCLUSIVE PATENT LICENSE AGREEMENT (the “Second Amendment”) is made and entered effective as of the date of the last signati4 (the “Second Amendment Effective Date”), by and between Regents of the University of Minnesota (the “University”), a Minnesota constitutional corporation under the laws of the state of Minnesota, having a place of business at 200 Oak Street, SE, Suite 280, Minneapolis, Minnesota 55455, and CIPAC Limited, an entity under the laws of Malta, having a place of business at Level 4, Site 8A, Rosa Marina Building, Marina Seafront, Pieta PTA 9041, Malta (the “Licensee”) each a “Party” and collectively, the “Parties”).

BACKGROUND

The Parties entered into an Exclusive Patent License Agreement, dated March 26, 2012 and subsequently amended on July 10, 2014 by First Amendment to Exclusive Patent License Agreement (as amended, the “EPLA”). The parties now wish to amend the EPLA to reflect that the Licensed Technology now includes a PCT Application.

NOW, THEREFORE, THE PARTIES AGREE THAT:

1. The parties hereby amend the EPLA as of the First Amendment Effective Date to add the following Licensed Patent Application to Section 5.2:

Application No.	Country	Filing Date	Title
[***]	[***]	[***]	[***]

2. General. Except as amended, deleted, or otherwise modified by this Second Amendment, the terms of the EPLA shall remain in full force and effect.

IN WITNESS WHEREOF, acting through their respective duly authorized representatives, the University and the Licensee have duly executed, delivered and entered into this Second Amendment as of the Second Amendment Effective Date.

[Signature Page Follows]

OTC: Agreement Number: A20120373

Case Number: 20100243

Regents of the University of Minnesota		CIPAC Limited

By:	/s/ Richard Huebsch	By:	/s/ Geoff Rosenhain
Name: Richard Huebsch		Name: Geoff Rosenhain
Title: Assoc Dir, OTC		Title: Founder

Date: October 15, 2014		Date: October 23, 2014

THIRD AMENDMENT

TO EXCLUSIVE PATENT LICENSE AGREEMENT

THIS THIRD AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT (the “Amendment”) is effective as December 1, 2016 (the “Effective Date”), by and between Regents of the University of Minnesota (the “University”), a Minnesota constitutional corporation under the laws of the state of Minnesota, having a place of business at 200 Oak Street, SE, Suite 280, Minneapolis, Minnesota 55455, and Crestovo, LLC, a Delaware limited liability company, having a place of business at 161 First Street, Suite 3B, Cambridge, MA 02142, the successor in interest to CIPAC Limited (the “Licensee”) each a “Party” and collectively, the “Parties”).

BACKGROUND

The Parties entered into an Exclusive License Agreement on March 26, 2012, which was amended by the First Amendment to Exclusive Patent License Agreement, dated July 10, 2014 and by the Second Amendment to Exclusive Patent License Agreement, dated October 15, 2014 (the agreement as amended, the “EPLA”). The Parties now wish to amend the EPLA as follows.

NOW, THEREFORE, THE PARTIES AGREE THAT:

1. Defined terms used in this Amendment have the meaning set forth in the EPLA, unless specifically defined herein.

2. Upon Licensee’s payment of the fee set forth in Section 3 of this Amendment, the EPLA is hereby amended to add the following patent applications to Section 5.2. Licensee represents and University acknowledges that Licensee is reimbursing Arizona State University for Patent Related Expenses for these two patent applications.

Patent Application No.	Country	Application Date	Title

[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

3. Upon execution of this Amendment, Licensee shall pay an upfront fee of [***] for a license to the University’s interest in and to the patent applications set forth in Section 2 of this Amendment.

4. Section 9 is deleted in its entirety and replaced with the following:

“9. Performance Milestones. Provided that the United States Food and Drug Administration (“FDA”) does not recommend or require unanticipated studies or prerequisites, including, without limitation, pre-clinical studies or detailed characterization of control material for clinical trial use, as part of the regulatory approval process for obtaining a Licensed Product to [***], Licensee shall perform the following milestones. If the FDA does recommend or require such unanticipated studies or prerequisites, the parties will negotiate extensions to the milestones to reflect additional time that may be needed to achieve the following:

1

[***].

5. Section 11.4.1 of the EPLA is deleted in its entirety and replace with the following:

“Licensee shall pay to University royalties on Net Sales Price of Licensed Products equal to:

[***].

6. Section 11.4.2 of the EPLA is deleted in its entirety and replaced with the following:

“11.4.2 For the calendar year 2021 and each calendar year thereafter during the Term (each such period, a “Year”), if the total royalties paid by the Licensee to the University pursuant to clause 11.4.1 above for such Year does not meet the Minimum Royalty Payment for that Year, then the Licensee must pay to the University, within [***] after the conclusion of such Year, such additional amount to ensure that the total royalties paid by the Licensee to the University is at least equal to the Minimum Royalty Payment.

Year(s)	Minimum Royalty Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Within [***] after First Commercial Offer has occurred, the Licensee shall deliver to the University written notice of such event.

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7. General. Except as amended, deleted, or otherwise modified by this Third Amendment, the terms of the EPLA shall remain in full force and effect.

IN WITNESS WHEREOF, acting through their respective duly authorized representatives, the University and the Licensee have duly executed, delivered and entered into this Amendment as of the Effective Date.

[Signature Page Follows]

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Regents of the University of Minnesota		Crestovo, LLC

By:	/s/ Rick Huebsch	By:	/s/ Wendy E. Rieder
Name: Rick Huebsch		Name: Wendy E. Rieder, Esq.
Title: Associate Director		Title: SVP & General Counsel

Date: December 12, 2016		Date: December 13, 2016

FOURTH AMENDMENT TO EXCLUSIVE PATENT LICENSE AGREEMENT

THIS FOURTH AMENDMENT (this “Amendment”) to the EXCLUSIVE PATENT LICENSE AGREEMENT effective as of March 26, 2012, as amended by the First Amendment effective July 10, 2014, the Second Amendment effective October 23, 2014, and the Third Amendment effective December I, 2016 (collectively, the “License Agreement”) is made as of September 15, 2017 (“Amendment Date”) by and between Crestovo, LLC, a Delaware limited liability company (“Licensee”) and the Regents of the University of Minnesota, a constitutional corporation under the laws of the state of Minnesota (“University”).

WHEREAS, University and Licensee entered into the License Agreement for the purpose of Licensee to develop and market Licensed Technology under a license from University; and

WHEREAS, the parties desire to make certain amendments to the Licensed Agreement as set forth below.

NOW THEREFORE, in consideration of the mutual covenants and promises contained in this Amendment, the parties hereby agree as follows:

1. Defined Terms. Capitalized terms used in this Amendment and not defined herein are used with the meanings ascribed to them in the License Agreement.

2. Amendments to License Agreement. The License Agreement shall be amended effective as of the Amendment Date as follows:

(a) Amendment to Subsection 11.4.1 of Key Details. Subsection 11.4.1 of the Key Details of the Agreement is amended to read in full as follows:

11.4.1 Licensee shall pay to University on a Licensed Product-by-Licensed Product and country-by-country basis royalties on Net Sales Price of Licensed Products equal to:

• [***];

determined and payable as provided in section 6.4 of the Terms and Conditions, except as determined otherwise in subsection 11.4.2 of the Key Details.

(b) Amendment to Subsection 1.18 of Terms and Conditions. Subsection 1.18 of the Terms and Conditions of the License Agreement is amended to read in full as follows:

1.18 “Net Sales Price” means [***].

(c) Amendment to Subsection 1.36 of Terms and Conditions. Subsection 1.36 of the Terms and Conditions of the License Agreement is amended to read in full as follows:

1.36 “Valid Claim” means any claim of (i) an issued, unexpired Licensed Patent that has not been held permanently revoked, unenforceable or invalid by a decision of a governmental authority of competent jurisdiction, which decision is unappealable or un-appealed within the time allowed for appeal, and that has not been abandoned, disclaimed, denied or admitted to be invalid or

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unenforceable through reissue or disclaimer; and (ii) a pending Patent Application that has not been cancelled, withdrawn or abandoned, and which application claims a first priority no more than [***] prior to the date upon which pendency is determined. For purposes of clarification, if a claim in an application has been pending for more than [***] from its priority date, and a patent subsequently issues containing such claim, then upon issuance of the patent, the claim shall thereafter be considered a Valid Claim.

(d) Amendment to Subsection 1.32 of Terms anti Conditions. Subsection 1.32 of the Terms and Conditions of the Agreement is amended to read in full as follows:

1.32 “Territory” means worldwide.

(e) Amendment to Section 3.1.1 of Terms and Conditions. Subsection 3.1.1 of the Terms and Conditions of the License Agreement is amended to read in full as follows:

3.1.1 Subject to the terms and conditions of this Agreement, the University hereby grants to the Licensee, and the Licensee hereby accepts, an exclusive license under and to the University’s interest in the Licensed Technology to make (including to have made on its behalf), use, offer to sell or sell, offer to lease or lease, import, or otherwise offer to dispose or dispose of products or services (or any component thereof) in the Field of Use in the Territory. No provision of this Agreement is to be construed to grant the Licensee, by implication, estoppel or otherwise, any rights (other than the rights expressly granted to it in this Agreement) to the Licensed Patents or Patent Applications or to any other University-owned technology, patent applications or patents.

3. Ratification. Except to the extent expressly amended by this Amendment, all of the terms, provisions and conditions of the License Agreement are hereby ratified and confirmed and shall remain in full force and effect. The term “Agreement”, as used in the License Agreement, shall henceforth be deemed to be a reference to the License Agreement as novated and amended by this Amendment.

4. Governing Law. For the avoidance of doubt, this Amendment (including any claim or controversy arising out of or relating to this Agreement) shall be governed by the law of [***] and subject to Section 12.2 of the License Agreement.

5. Further Assurances. Each of the parties agrees to perform (or procure the performance of) all further acts and things, and execute and deliver (or procure the execution and delivery of) such further documents, as may be required by law or as may be necessary or reasonably desirable to implement and/or give effect to this License Agreement.

6. Counterparts. This Amendment may he executed manually or by facsimile by the parties, in any number of counterparts, each of which shall he considered one and the same agreement and shall become effective when a counterpart hereof shall have been signed by each of the parties and delivered to each of the other parties.

Regents of the University of Minnesota		Crestovo, LLC

By:	/s/ Richard Heubsch	By:	/s/ Joe Lobacki
Name: Richard Huebsch		Name: Joe Lobacki
Title: Associate Director		Title: CEO/Interim CEO

Date: 9/25/2017		Date: 9/15/2017

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